UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2020

ZOOM TELEPHONICS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-53722	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin Street, Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

  (617) 423-1072

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02
Termination of a Material Definitive Agreement.

The information in Item 5.02(e) is incorporated herein by reference.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
As previously disclosed, on May 11, 2020, Joseph L. Wytanis notified Zoom Telephonics, Inc. (the “Company”) of his decision to step down from the positions of President and Chief Executive Officer of the Company.

On May 15, 2020, the Company entered into a letter agreement (the “Separation Agreement”) with Mr. Wytanis, which terminates and supersedes his existing employment agreement. Pursuant to the terms of the Separation Agreement, in consideration for, among other things, his compliance with certain restrictive covenants and all agreements between him and the Company, a general release of all claims against the Company, and subject to his non-revocation of the Separation Agreement, Mr. Wytanis will receive severance compensation equal to his current base salary, at the rate of $210,000 per year, less all applicable federal, state or local tax withholdings, payable in installments for the 6 months following the effective date of his separation from the Company. Mr. Wytanis’ stock options that would have vested during the six (6) month period following the date of separation will be immediately vested and exercisable for up to 30 days following the date of separation. In addition, Mr. Wytanis will receive continuation of certain health insurance benefits. The Company will also reimburse Mr. Wytanis for certain relocation and business expenses.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits .

(d)
Exhibits.

Exhibit Number	Title
10.1	Separation Agreement, dated as of May 15, 2020, by and between Zoom Telephonics, Inc. and Joseph L. Wytanis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: May 21, 2020	By:	/s/ JACQUELYN BARRY HAMILTON
Jacquelyn Barry Hamilton
Chief Financial Officer